Share capital	6 Months Ended
Dec. 31, 2019
Share capital.
Share capital

23         Share capital

	Number of	Ordinary
	shares	shares
	(thousands)	£’000
At 1 July 2018	164,526	53
Employee share-based compensation awards – issue of shares	—	—
At 31 December 2018	164,526	53
Employee share-based compensation awards – issue of shares	45	—
At 30 June 2019	164,571	53
Employee share-based compensation awards – issue of shares	2	—
At 31 December 2019	164,573	53

The Company has two classes of ordinary shares outstanding: Class A ordinary shares and Class B ordinary shares. The rights of the holders of Class A ordinary shares and Class B ordinary shares are identical, except with respect to voting and conversion. Each Class A ordinary share is entitled to one vote per share and is not convertible into any other shares. Each Class B ordinary share is entitled to 10 votes per share and is convertible into one Class A ordinary share at any time. In addition, Class B ordinary shares will automatically convert into Class A ordinary shares upon certain transfers and other events, including upon the date when holders of all Class B ordinary shares cease to hold Class B ordinary shares representing, in the aggregate, at least 10% of the total number of Class A and Class B ordinary shares outstanding. For special resolutions (which are required for certain important matters including mergers and changes to the Company’s governing documents), which require the vote of two‑thirds of the votes cast, at any time that Class B ordinary shares remain outstanding, the voting power permitted to be exercised by the holders of the Class B ordinary shares will be weighted such that the Class B ordinary shares shall represent, in the aggregate, 67% of the voting power of all shareholders.

As of 31 December 2019, the Company’s issued share capital comprised 40,572,687 Class A ordinary shares and 124,000,000 Class B ordinary shares.